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McWHORTER TECHNOLOGIES, INC.
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                                AMENDMENT NO. 1998-1
                                        TO
                            McWHORTER TECHNOLOGIES, INC.
                             DEFERRED COMPENSATION PLAN

     McWhorter Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the power granted to it by Section 11.2 of the McWhorter Technologies, Inc. Deferred Compensation Plan (the "Plan"), hereby amends the Plan as follows, effective as of August 19, 1998:

1. A new Section 1.9 shall be added, and all subsequent Sections in Article 1 accordingly renumbered, as follows:

     1.9 ""Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan calculated as follows: The Stock Account Balance shall be calculated as of the close of business on the last business day of the year. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first payment shall be 1/10 of the Participant's Stock Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Participant's Stock Account Balance, calculated as described in this definition. Each annual installment shall be paid on or as soon as practicable after the last business day of the applicable year."

2. A new Section 1.18 shall be added, and all subsequent Sections in Article 1 accordingly renumbered, as follows:

     1.18 ""Cash Account Balance" shall mean, as to a Participant, that portion of his or her Account Balance which is attributable to his or her Base Annual Salary Account, Annual Bonus Account and Company Contribution Account."

3. A new Section 1.51 shall be added, and all subsequent Sections in Article 1 accordingly renumbered, as follows:

     1.51 ""Stock Account Balance" shall mean, as to a Participant, that portion of his or her Account Balance which is attributable to his or her Stock Option Deferral Account, ESOP Restoration Subaccount and Restricted Stock Account."


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4.   Section 3.12 shall be restated in its entirety as follows:

     "INTEREST CREDITING FOR INSTALLMENT OBLIGATIONS.
     (a) "CASH ACCOUNT BALANCE. A Participant's benefits under this Plan which are attributable to his or her Cash Account Balance shall be paid either in lump sum or in equal monthly installments in accordance with such Participant's Election Form. If a Participant's benefits attributable to his or Cash Account Balance are paid in installments, such payments shall be determined by amortizing the Participant's specified benefit over the number of months elected, using the interest rate specified below and treating the first installment payment as all principal and each subsequent installment payment, first as interest accrued for the applicable installment period on the unpaid Cash Account Balance and second as a reduction in the Cash Account Balance. The interest rate to be used to calculate installment payment amounts shall be a fixed interest rate that is determined by averaging 100% of the Moody's Rates for the Plan Year in which installment payments commence and the two (2) preceding Plan Years. This rate shall be treated as the nominal rate for making such calculations. If a Participant has completed fewer than three (3) Years of Plan Participation, this average shall be determined using 100% of the Moody's Rates for the Plan Years during which the Participant participated in the Plan.

     (b) "STOCK ACCOUNT BALANCE. A Participant's benefits under this Plan which are attributable to his or her Stock Account Balance shall be paid either in lump sum or in installments in accordance with such Participant's Election Form. If a Participant's benefits attributable to his or her Stock Account Balance are paid in installments, such payments shall be determined using the Annual Installment Method. Any payment relating to a Participant's Stock Option Deferral Account, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

5.   A new sentence shall be added to the end of Section 4.3 as follows:

     "Notwithstanding the foregoing, any Withdrawal Amount relating to a Participant's Stock Option Deferral Account, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

6.   Section 5.2 shall be restated in its entirety as follows:

     5.2 "PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Retirement in a lump sum or in Iinstallments pursuant to Section 3.12. The Participant may annually change his or her election as his or her Retirement Benefit to an allowable


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DEFERRED COMPENSATION PLAN
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     alternative payout period and/or installment periods by submitting a new
     Election Form to the Committee, provided that any such Election Form is submitted at least one year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then the entire Retirement Benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Participant Retires. Any payment made shall be subject to the Deduction Limitation. Notwithstanding the foregoing, any payment relating to a Participant's Stock Option Deferral Account, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

7.   The reference in Section 5.3 to "months" shall be replaced by "years".

8.   A new sentence be added to the end of Section 6.2 as follows:

     "Notwithstanding the foregoing, any payment relating to a Participant's Stock Option Deferral Account, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

9.   A new sentence shall be added to the end of Section 7.2 as follows:

     "Notwithstanding the foregoing, any payment relating to a Participant's Stock Option Deferral Account, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

10.  Section 11.1 shall be restated in its entirety as follows:

     11.1 "TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is


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DEFERRED COMPENSATION PLAN
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     terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits pursuant to an amortization period of 15 years (in the case of a Participant's Cash Account Balance) or pursuant to an Annual Installment Method of 15 years (in the case of a Participant's Stock Account Balance), with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance pursuant to an amortization period of fewer years (in the case of a Participant's Cash Account Balance) or pursuant to an Annual Installment Method using fewer years (in the case of a Participant's Stock Account Balance); provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule."

11.  Section 11.2 shall be restated in its entirety as follows:

     11.2 "AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum, pursuant to an amortization period of fewer years (in the case of a Participant's Cash Account Balance) or pursuant to an Annual Installment Method using fewer years (in the case of a Participant's Stock Account Balance). In all cases, the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that


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McWHORTER TECHNOLOGIES, INC.
DEFERRED COMPENSATION PLAN
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     would have been received at that point in time under the original payment schedule. Notwithstanding the foregoing, any payment relating to a Participant's Stock Option Deferral, ESOP Restoration Subaccount or Restricted Stock Account shall be payable only in Stock."

The Company has caused this Amendment to be signed by its duly authorized officer as of the date written below.

                                   McWhorter Technologies, Inc.,
                                   a Delaware corporation

                                   By: /s/ Mia Igyarto

                                   Its: Vice President-Human Resources

                                   Date: August 20, 1998

                                   McWhorter Technologies, Inc.
                                   Deferred Compensation Plan